UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) June 4, 2010

                            NORTHRIDGE VENTURES INC.
             (Exact name of registrant as specified in its chapter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   000-52239
                            (Commission File Number)

                                   98-0449083
                       (IRS Employer Identification No.)

                       2325 Hurontario Street, Suite 204
                         Mississauga, Ontario  L5A 4K4
                    (Address of principal executive offices)

                                 (647) 294-8537
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act

ITEM 3.03:  MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On June 3, 2010, the board of directors of Northridge Ventures Inc. (the "Company") approved a consolidation of the Company's authorized common stock whereby every ten shares of the Company's common stock before the consolidation will be consolidated into one common share, with effect at 12:01 a.m. on June 4, 2010 (the "Consolidation"). Pursuant to section 78.209 of the Nevada Revised Statutes, shareholder approval of the Consolidation is not required.

As a result of the Consolidation, the Company's authorized common stock will be reduced from 800,000,000 shares to 80,000,000 shares. Immediately prior to the Consolidation, the Company had 800,000,000 shares of common stock authorized, of which 8,000,000 were issued and outstanding. As a result of the Consolidation, the Company's authorized common stock was decreased to 80,000,000 shares, of which 800,000 are issued and outstanding.

Stockholders will be entitled to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Consolidation by submitting them to the Company's transfer agent, Transfer Online Inc., of 512 SE Salmon Street, Portland, Oregon 97214, Telephone number:
(503) 227-2950. Upon receipt of an existing stock certificate, the Transfer Agent will issue to the stockholder a new certificate evidencing the consolidated shares. The new certificates will contain the same restrictive legend as the certificates for which they are exchanged. Stockholders will be responsible for the costs of exchanging their certificates.

No fractional common shares will be issued in connection with the Consolidation. If a stockholder would otherwise receive a fractional common share as a result of the Consolidation, the number of common shares to received by the stockholder will be rounded up to the nearest whole number.

ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 3, 2010, the Company filed a Certificate of Change with the Nevada Secretary of State pursuant to section 78.209 of the Nevada Revised Statutes, with effect on June 4, 2010. Pursuant to section 78.209 of the Nevada Revised Statutes, shareholder approval of the Consolidation is not required. The Certificate of Change amended section 5.1 of the Company's Articles of Incorporation as follows:

5.1 The aggregate number of shares that the Corporation shall have authority to issue is TWO HUNDRED AND EIGHTY MILLION (280,000,000) shares, consisting of
(i) EIGHTY MILLION (80,000,000) shares of Common Stock, par value $0.0001 per share (the "Common Stock"); and TWO HUNDRED MILLION (200,000,000) shares of preferred stock, par value $0.0001 per share (the "Preferred Stock").

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3     Amended and Restated Articles of Incorporation

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NORTHRIDGE  VENTURES  INC.



Date:  June  4,  2010                    /s/  Caroline  Rechia
                                         Caroline  Rechia
                                         President  &  Chief  Executive  Officer